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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 31, 1998
                        (Date of earliest event reported)


                     FIRSTPLUS HOME LOAN OWNER TRUST 1998-4
                     (Issuer with respect to the Securities)

                        FIRSTPLUS INVESTMENT CORPORATION
                   (Originator of the Trust described herein)
             (Exact name of Registrant as specified in its charter)


         Nevada                     333-26527                75-2596063
(State of Incorporation)       (Commission File No.)      (I.R.S. Employer
                                                         Identification No.)


              3773 Howard Hughes Parkway
                     Suite 300N
                   Las Vegas, Nevada                        89109
        (Address of Principal executive offices)          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 866-2236




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Item 5.  Other Events.

       Reference is hereby made to Amendment No. 1 to the Registrant's Registration Statement on Form S-3 (File No. 333-26527) filed with the Securities and Exchange Commission (the "Commission") on May 22, 1997 (the "Registration Statement"), pursuant to which the Registrant registered $5,000,000,000 aggregate principal amount of its asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 10, 1997 and the related Prospectus Supplement, dated June 18, 1998 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the FIRSTPLUS HOME LOAN OWNER TRUST 1998-4 Asset Backed Notes, Series 1998-4, consisting of the following classes of Asset Backed Notes (collectively, the "Offered Securities"): (i) Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class A-8 Notes, Class M-1 Notes and Class M-2 Notes and Class B-1 Notes.

         The Notes were issued pursuant to an Indenture dated as of June 1, 1998 (the "Indenture") between FIRSTPLUS HOME LOAN OWNER TRUST 1998-4 (the "Issuer" or the "Trust") and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee (the "Indenture Trustee" and "Co-Owner Trustee"). The Notes are secured by the assets of the Trust pursuant to the Indenture.

         The Registrant is filing this Current Report on Form 8-K for the purpose of filing the Servicer's Monthly Statement (as such term is defined in the Sale and Servicing Agreement dated as of June 1, 1998 among FIRSTPLUS INVESTMENT CORPORATION, as Seller, FIRSTPLUS FINANCIAL, INC., as Transferor and Servicer, FIRSTPLUS HOME LOAN OWNER TRUST 1998-4, as Issuer, and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee) for the month of August 1998.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------
                         99.1       Servicer's Monthly Statement (August 1998)


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRSTPLUS INVESTMENT CORPORATION



August 31, 1998                    By: /s/ LEE REDDIN, VICE PRESIDENT
                                      ---------------------------------
                                      Lee Reddin, Vice President







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                               INDEX TO EXHIBITS

                  Exhibit No.       Description
                  -----------       -----------
                         99.1       Servicer's Monthly Statement (August 1998)